Exhibit 10.4

                                     WARRANT

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THESE SECURITIES MAY ONLY BE RESOLD OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH CERTAIN RESTRICTIONS SET FORTH HEREIN AND ONLY IF THESE SECURITIES ARE REGISTERED OR SUCH RESALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.


                                                                125,000 WARRANTS
                                                                Each to Purchase
                                                         1 Share of Common Stock


VOID AFTER 5:00 P.M. CENTRAL STANDARD TIME ON MARCH 23, 2007, OR IF NOT A BUSINESS DAY AS DEFINED ON THE TERMS AND CONDITIONS ATTACHED HERETO AT 5:00 P.M. CENTRAL STANDARD TIME ON THE NEXT FOLLOWING BUSINESS DAY.

                             SLS INTERNATIONAL, INC.
                         REDEEMABLE WARRANT CERTIFICATE

         THIS CERTIFIES THAT, for value received Kenny Securities Corp. (the "Warrant Holder") is entitled to purchase, subject to the terms and conditions hereof, commencing on the date of issuance hereof, and until 5:00 P.M. Central Standard Time, on March 23, 2007, but not thereafter (if such day is not a Business Day, as defined on the reverse side hereof, at or before 5:00 P.M. Central Standard Time, on the next following Business Day), to purchase one fully paid and non-assessable share of Common Stock (par value $.001) of SLS International, Inc., a Delaware corporation (the "Company"), for each of the number of Warrants set forth above, at a price equal to $2.00 per share of Common Stock, by surrendering this Warrant Certificate to the Company with the form of election to exercise attached hereto duly filled in and executed, at the office of the Company and by payment in full by certified check, bank draft, or postal or express money order payable in United States dollars, to the order of the Company, of the exercise price for each share of Common Stock as to which this Warrant Certificate is being exercised and upon compliance with and subject to the conditions set forth herein and in the terms and conditions attached hereto, to all of which terms every holder of this Warrant consents by acceptance hereof. To the extent permitted by applicable law, the Warrants may also be exercised by delivering a written direction to the Company that the Warrants be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Warrants are delivered to the Company by a broker upon receipt of stock certificates from the Company) through a licensed broker whereby the stock certificate or certificates for the shares of Common Stock for which the Warrants are exercised will be delivered to such broker as the agent for the Warrant Holder exercising the Warrants and the


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broker will deliver to the Company cash equal to the aggregate Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Warrants plus the amount (if any) of federal and other taxes that the Company, in its reasonable judgment, is required to withhold with respect to the exercise of the Warrants. In the event that the Warrant or Warrants represented hereby are not exercised at or before 5:00 P.M. Central Standard Time on March 23, 2007, the Warrant or Warrants shall be void (unless such date is extended by the Company in its sole discretion).

         In case the Warrant Holder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased hereunder, a new Warrant Certificate for the balance shall be countersigned and delivered to the Warrant Holder upon surrender of the Warrant. No fraction of a share which would otherwise be purchasable on the exercise of a Warrant shall be issued, as set forth in the terms and conditions attached hereto.

         This Warrant shall be redeemable by the Company, at its option, on 30 days' notice to the registered Warrant Holder, at a price of $.001 per Warrant, provided the closing bid price for the Company's Common Stock in the over-the-counter market (or the closing price on the principal exchange for the Company's Common Stock) shall be equal to or greater than $3.50 per share, for a consecutive 30-day period preceding such notice of redemption.

         Every Warrant Holder, by accepting this Warrant, consents and agrees with the Company, that the Company shall treat the registered holder hereof as the sole absolute holder hereof for all purposes notwithstanding any notice to the contrary.

         This Warrant does not entitle any holder hereof to any of the rights of a shareholder of the Company, such as voting rights or other equity rights of a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed and such as are set forth herein. No dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

         This Warrant is exchangeable upon the surrender hereof by the registered owner to the Company for new Warrants of like tenor and date issuable only to the Warrant Holder and representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the registered owner at the time of such surrender.

         Except as otherwise above provided, this Warrant and all rights hereunder may only be exercised in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant and payment of the amount required, properly endorsed, to the Company. This Warrant is not transferable.

         THIS WARRANT SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER 5:00 P.M. CENTRAL STANDARD TIME ON MARCH 23, 2007 (UNLESS SUCH DATE IS EXTENDED BY THE


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COMPANY IN ITS SOLE DISCRETION), OR IF SUCH DAY IS NOT A BUSINESS DAY, AFTER
5:00 P.M. CENTRAL STANDARD TIME ON THE NEXT FOLLOWING BUSINESS DAY.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Chairman, President or Vice President, by manual or facsimile signature, attested by its Secretary or Treasurer by manual or facsimile signature.

Dated:  March 23, 2004                     -------------------------------------

                                        By:
                                           -------------------------------------
                                           Title

                                           Attest:
                                                  ------------------------------

                                                  ------------------------------

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                         TERMS AND CONDITIONS OF WARRANT

         1. The Warrant or Warrants represented by this Warrant Certificate (the "Warrant") shall expire at, and shall not be exercisable after 5:00 P.M. Central Standard Time on March 23, 2007, or if said date shall not be a "Business Day" (which as used in this Warrant Certificate, shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed), then the next following date which is a Business Day, at which time this Warrant shall become null and void.

         2. The exercise price for each share of Common Stock purchasable pursuant to the exercise of the Warrants (hereinafter referred to as the "Warrant Price") shall be $2.00 per share, until expiration of the Warrant as hereinabove set forth, payable as provided on the face of this Warrant Certificate.

         3. The Warrant Price and the number of warrants shall be subject to adjustment from time to time as provided in this Section 3.

         (a) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Warrant Price in effect immediately prior to the opening of business on the next business day following the day upon which such subdivision becomes effective shall be proportionately reduced; and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Warrant Price in effect immediately prior to the opening of business on the next business day following the day upon which such combination becomes effective shall be proportionately increased.

         (b) Whenever there shall be any change in the Warrant Price under this
Section 3, then there shall be an adjustment (to the nearest thousandth of a share) in the number of warrants, which adjustment shall become effective at the time such change in the Warrant Price becomes effective and shall be made by multiplying the number of warrants in effect immediately before such change in the Warrant Price by a fraction, the numerator of which is the Warrant Price immediately before such change and the denominator of which is the Warrant Price immediately after such change.

         4. This Warrant Certificate may be exercised at the office of the Company in Springfield, Missouri, by the registered holder hereof or by his duly authorized representative or attorney, upon the surrender of this Warrant Certificate with form of Election to Exercise duly filled in and executed. If the right to purchase less than all of the shares of Common Stock covered hereby shall be exercised, the registered holder hereof shall be entitled to receive a new Warrant Certificate or Warrant Certificates covering in the aggregate the number of shares of Common Stock with respect to which the right to purchase shall not have been so exercised. No fractional shares will be issued upon exercise of any Warrants to which a Warrant Holder might otherwise be entitled, but will be rounded up to the next whole number if the interest equals or exceeds one-half of a share of Common Stock; otherwise, the fractional interest will be rounded down. No cash or other adjustment in respect of a fractional share of Common Stock will be made.

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         5. Each Warrant shall be redeemable by the Company at its option, at a price of $.001 per Warrant, on 30 days notice to the registered Warrant Holder, provided the closing bid price for the Company's Common Stock in the over-the-counter market (or the closing price on the principal exchange for the Company's Common Stock) shall be equal to or greater than $3.50 per share for a period of 30 consecutive days preceding such notice of redemption. The Warrants shall be exercisable during such 30-day notice period, after which such Warrants shall be deemed redeemed by the Company at a price of $.001 per Warrant.

         6. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof; provided, however, that any exercise of this Warrant on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and this Warrant shall not be deemed to have been exercised, in whole or in part as the case may be, until such date for the purpose of determining entitlement to dividends on such Common Stock, and such exercise shall be at the actual purchase price in effect at such date.

         7. The Warrants may not be transferred or assigned, except for a transfer pursuant to applicable laws of descent and distribution; provided that this restriction on transfer and assignment shall continue to be applicable after any such transfer. The Company may deem the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

         8. The Company covenants that, while the Warrants are exercisable, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this and all other similar Warrants.

         9. In case the Company, or any successor, shall be consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock with the view to distributing such stock to its stockholders, each share of stock purchasable by this Warrant shall be replaced for the purposes hereof by the securities or property issuable or distributable in respect of one share of Common Stock of this Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof.

         10. This Warrant shall be binding upon any successors or assigns of the Company.

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                         (FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrant(s) prior to the close of business on the Expiration Date).

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith (check (a) or (b) below):

         ___ (a) tenders payment for the shares in the amount of $_____________ (in cash or by certified or official bank check) in accordance with the terms hereof or

         ___ (b) requests that payment be made pursuant to the cashless exercise provisions set forth on the face of the Warrant Certificate.

         The undersigned requests that a certificate representing the shares be registered in the name of Warrant Holder and the address is ___________________.

         If said number of shares is fewer than all the shares purchasable hereunder, a new Warrant Certificate evidencing the right to purchase the balance of shares be registered in the name of the Warrant Holder at the address _____________________________________ _________________________________.

         The check representing payment thereof should be delivered to the Company, Attn: President.

                                            Dated: ____________________, 200_


                                            --------------------------
                                            Social Security No. or EIN

Name(s) of registered holder of Warrant Certificate:


Address:
        ------------------------------

        ------------------------------


Signatures:
           ---------------------------      ------------------------------------

Note: The above signature(s) must correspond with the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever.

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